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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-74216



              IMPORTANT CHANGES FOR DAVIS TAX-FREE HIGH INCOME FUND

As stewards of our shareholders' capital, we are constantly alert to opportunities to better serve their needs and interests. We are, therefore, proposing to transfer the assets of the Davis Tax-Free High Income Fund to the Evergreen family of funds, a respected manager of fixed-income mutual funds.

The Evergreen Funds trace their roots to 1932. Today, Evergreen manages over $75 billion in assets for more than 3 million shareholders in over 70 different mutual funds, including 33 bond funds with $12 billion in assets. Evergreen offers a wide array of fixed-income funds--from high quality to high yield, and from taxable to tax-exempt. Evergreen is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States.

Under the proposed reorganization, the assets of the Davis Tax-Free High Income Fund will be transferred into a newly created fund called the Evergreen Tax-Free High Income Fund, where the assets will be managed in the same investment style by the same portfolio manager and sub-advisor--B. Clark Stamper of Stamper Capital & Investments.

The reorganization has been structured so it will not be taxable to investors.

On December 7, 1999, the Board of Directors for the Davis Tax-Free High Income Fund approved a proposal to reorganize the Fund. All shareholders of record as of January 10, 2000 are scheduled to vote on the proposals at a special meeting on March 17, 2000. More detailed information about the proposals will be mailed to shareholders on or about January 28, 2000.

If you have questions or would like more information, please call our toll-free number 1-800-279-0279, and one of our Client Services Representatives will be pleased to assist you.

                            SUPPLEMENT TO PROSPECTUS

                         JANUARY 24, 2000 SUPPLEMENT TO
       DAVIS TAX-FREE HIGH INCOME FUND PROSPECTUS DATED JANUARY 21, 2000;